Corrected Transcript 1-877-FACTSET www.callstreet.com Total Pages: 15 Copyright © 2001-2021 FactSet CallStreet, LLC 12-Aug-2021 N-able, Inc. (NABL) Q2 2021 Earnings Call Exhibit 99.1

N-able, Inc. (NABL) Q2 2021 Earnings Call Corrected Transcript 12-Aug-2021 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2021 FactSet CallStreet, LLC CORPORATE PARTICIPANTS Howard Ma Senior Director-Strategy and Investor Relations, N-able, Inc. John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. Tim O'Brien Chief Financial Officer & Executive Vice President, N-able, Inc. ... OTHER PARTICIPANTS Mike Cikos Analyst, Needham & Co. LLC Edward Magi Analyst, Berenberg Capital Markets LLC Matthew Hedberg Analyst, RBC Capital Markets LLC ... MANAGEMENT DISCUSSION SECTION Operator: Hello, everyone and welcome to the N-able Second Quarter 2021's Earnings Call. My name is Daisy and I'll be coordinating this call. You will have the opportunity to ask a question at the end of the presentation. [Operator Instructions] I will now hand over to your host, Howard Ma, the Senior Director of Investor Relations from N-able to begin. So, Howard please go ahead. ... Howard Ma Senior Director-Strategy and Investor Relations, N-able, Inc. Great. Thank you, Daisy, and welcome, everyone, to N-able second quarter 2021 earnings call. With me today are John Pagliuca, N-able's President and CEO; and Tim O'Brien, EVP and Chief Financial Officer. Following our prepared remarks, we will open the line for a question-and-answer session. This call is being simultaneously webcast on our Investor Relations website at investors.n-able.com. On our Investor Relations website you can also find our earnings press release which is intended to supplement our prepared remarks during today's call. Certain statements made during this call are forward-looking statements including those concerning our financial outlook, our market opportunities, our expectations following the recently completed spin-off of our business from SolarWinds and the impact of the global economic environment on our business. These statements are based on currently available information and assumptions and we undertake no duty to update this information except as required by law. These statements are also subject to a number of risks and uncertainties including risks related to the spin-off transaction. Additional information concerning these statements and the risks and uncertainties associated with them is highlighted in today's earnings release and in our filings with the SEC. Copies are available from the SEC or on our Investor Relations website.

N-able, Inc. (NABL) Q2 2021 Earnings Call Corrected Transcript 12-Aug-2021 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2021 FactSet CallStreet, LLC Furthermore, we will discuss various non-GAAP financial measures on today's call, unless otherwise specified. When we refer to financial measures, we will be referring to the non-GAAP financial measure. A reconciliation of the differences between GAAP and non-GAAP financial measures discussed on today's call are available in our earnings press release on our Investor Relations website. Finally, please note that the spin-off transaction was completed on July 19 after the end of our second quarter. Throughout our second quarter, we operated as part of SolarWinds and our financial results for the period have been prepared from SolarWinds' historical accounting records and presented on a standalone basis as if our business operations had been conducted independently from SolarWinds. While the allocations and estimates in these cover of financials are based on assumptions that enables management believes are reasonable, the financial results presented for our second quarter may not be indicative of the financial position, results of operations and cash flows of N-able in the future or if N-able had been a separate standalone – publicly traded entity during the periods presented. And now I will turn the call over to John. ... John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. Thanks, Howard. I want to thank everyone for joining today's call and for your interest in N-able. Given that this is our first earnings call as an independent company, I want to start off by highlighting some of the differentiated aspects of our business model before touching on second quarter performance and then turning it over to Tim for more detail on our financial results and outlook. One year ago, SolarWinds announced the intent to spin off SolarWinds MSP which we have rebranded as N-able. I'm delighted to say that we completed the spin-off and began trading as a standalone public company on July 20. This marks a significant milestone for our entire N-able organization which is over 1,300 employees strong and services MSP partners in approximately 150 countries worldwide. I want to express my admiration for and gratitude to both the internal and external teams for their tremendous dedication, hard work and perseverance during the separation process. This has been a dynamic journey filled with valuable learnings that we believe enhances our ability to execute on our strategic initiatives and build a brand identity that aligns with our partner-centric mission. As we begin to write the next chapter at N-able, there are many factors that give me confidence in executing on our commitment to be the trusted partner for MSPs and deliver reliable IT management and security solutions for millions of small and medium enterprises around the world. For clarity, what other companies may refer to as their customers, we refer to as our partners as their success drives our success, creating a unique and powerful business model. First, it all starts with our people. We added key members to the senior leadership team over the last year, including a Chief Technology and Product Officer, Chief Customer Officer, Chief Marketing Officer, Chief Security Officer, General Counsel and, finally, our Chief People Officer. I often refer to N-able's extended leadership team as a quilt, one comprised of industry veterans and new thought leaders. Having the right team in place has allowed us to increase our organizational focus and begin executing on initiatives across product, go-to-market and partner success. Second, we've reenergized our strategy. We continue to improve our platform and strive to be the one-stop shop for integrated monitoring and management security, data protection and business management tools for MSPs at all stages of their business lifecycle.

N-able, Inc. (NABL) Q2 2021 Earnings Call Corrected Transcript 12-Aug-2021 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2021 FactSet CallStreet, LLC Third, we believe we have set ourselves up to be a growth-oriented Rule of 50 company over the long-term that can appeal to a wider range of investors who appreciate a balanced mix of growth and profit. With increased flexibility in capital allocation as standalone company, we can pursue targeted investments, partnerships and opportunistic acquisitions with the goal of accelerating growth over time while maintaining high profit margins. We believe we are still in the early stages of a large and growing opportunity for MSPs to further support the increasing demand by SMEs for fully managed IT. According to Frost & Sullivan, our vessel market was approximately $23 billion globally in 2020 and expected to grow at a compounded annual growth rate of 14% to approximately $44 billion by 2025. While IT outsourcing has been around for decades, the complexity and sophistication of cyber threats that SMEs face every day have reached record heights. Unlike larger enterprises, SMEs often don't have the resources and talent to navigate mission critical IT issues that can directly impact their operations and productivity. For SMEs of all sizes and across all industry verticals and geographies, MSPs are increasingly their trusted partner for IT management and security. And we are a trusted partner for MSPs, providing them with a purpose-built solution and resources in education to help our partners grow their businesses. Our partners are at the center of a distinctive aspect of our business model which we call partner-enabled growth. There are multiple levers to partner-enabled growth. We grow when we acquire new MSP partners. We grow when our partners add new end customers. And we grow when partners leverage additional services powered by our platform to manage and secure their end customers. In this manner, our partners act as an extension of our sales force and facilitate standardization on the N-able platform. This allows us to access the SME market efficiently and profitably. To accelerate this growth, we have been making significant investments in our partner success organization which is dedicated to help our MSP partners drive and expand their sales and marketing strategies, train them in pricing and packaging best practices, and use automation to streamline their operations so that they can build successful businesses. There are three key pillars that make us a platform of choice. The first is the breadth and depth of our remote monitoring and management capabilities. Given our origins in remote monitoring and management, we offer what we believe is unparalleled scalability, reliability and support for MSPs, and end customers of all sizes. We have continued to expand the breadth of our monitoring coverage including through native integrations and partnerships with leading enterprise tech vendors like Microsoft, Apple and Cisco. And we continue to deepen our capabilities across remote control, patch management, and reporting and analytics. Second, security is deeply ingrained in N-able's culture. We are well aware of recent cyberattacks in our industry. We understand that purpose built technologies for MSPs, if used for malicious purposes, could potentially expose end users and the devices to attack. But we also understand more importantly that such technologies enable MSPs to efficiently manage and secure their end customers. Therefore, given where we sit in the industry supply chain, we believe the processes required to be a leading provider of IT security need to span multiple levels. At the product portfolio level, our MSP partners depend on us for a comprehensive set of security solutions across endpoint, mail, web, patch and data protection used to protect their end customers. But equally as important we actively enforce security principles designed to ensure that our platform and our internal protocols are secure.

N-able, Inc. (NABL) Q2 2021 Earnings Call Corrected Transcript 12-Aug-2021 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2021 FactSet CallStreet, LLC At N-able, security is part of our core. We have a layered approach to security following a NIST framework and leveraging CIS benchmarks protect our company, employees, MSP partners and their customers. We've invested in our people processes and technology as it relates to effective security management. This includes numerous controls like MFA, privileged access management, centralized logging, 24x7 remote monitoring operations, vulnerability identification and remediation, employee training, and much more. We want security be top of mind for all employees and believe that our focus on security is a critical piece of our culture. Our third key pillar which I mentioned earlier is our focus on partner success. Our partner success organizations consist of non-quota bearing groups whose sole purpose is to facilitate the best possible partner journey which we believe leads to greater partner satisfaction, reduced churn, and expanded utilization of our platform. To that end we have a number of initiatives including hands-on training and free resources to our MSP Institute, consultations and boot camps with our head nerds, sales and marketing training programs, a variety of peer-to-peer groups and partner focused events all of which are designed to help partners drive both retention and expansion. We will continue to invest in our platform, security and partner success as a standalone company. Turning to the second quarter. We are pleased with our performance, delivering 16% year-over-year revenue growth that exceeded the outlook we gave in mid-April. We continue to expand the number of devices managed and secured on the platform, while our partners continue to deploy or cross-sell more services powered by our platform. Demand for data protection solutions remained robust, led by our SasS cloud-to-cloud backup solution. We have one of the leading fully cloud-based data protection offerings in the market, which continues to outpace our overall company growth. Demand for security solutions has also been a consistent source of strength, led by our N-able EDR offering powered by SentinelOne. Further broadening our security portfolio, during the second quarter, we announced a partnership with DNSFilter to integrate its cloud-based web and content filtering solution into the N-able platform. We expect the integration will be made generally available later in the year. In addition, we saw solid traction with partners leveraging our integration with Microsoft Intune, which was launched at the end of the first quarter. MSPs now have the ability to perform Intune device management functions directly within the N-able platform. We continue to expand our Apple device management capabilities with deeper performance monitoring Web and TCP service checks as we prepare to support the upcoming macOS Monterey release. Lastly, we continue to add our partner success resources and platform flexibility. We launched MarketBuilder which provides MSPs with complete campaigns they can quickly and easily brand and use their own sales and marketing programs. In addition, we now have over 50 active technology providers in our Technology Alliance program which is a testament to the flexibility we offer to our partners via our open ecosystem framework. This is aligned with our goal to be the industry leader in platform functionality and extensibility and to maximize choice for our partners, with our security, data protection, business management and tap solutions, all integrated with our leading RMM capabilities within a single pane of glass we believe we matter the most where is the messiest for MSPs. With that, I will hand over the call to Tim to recap our Q2 results and provide a financial outlook. ... Tim O'Brien Chief Financial Officer & Executive Vice President, N-able, Inc. Thank you, John and thanks to everyone joining us on the call today. I will review our second quarter results and then update you on our expectations for the remainder of the year. As we mentioned at the beginning of the call,

N-able, Inc. (NABL) Q2 2021 Earnings Call Corrected Transcript 12-Aug-2021 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2021 FactSet CallStreet, LLC please note that our financial results are presented using carve-out allocation methodology as we still operated as a part of SolarWinds during all of the second quarter, prior to the completion of our spin-off on July 19. Our financial results include all revenue and costs directly attributable to N-able as well as the allocation of expenses related to certain functions, facilities and services provided by SolarWinds. Total revenue in the second quarter was $85.3 million, representing 16% year-over-year growth and exceeding the high end of our guidance range. Subscription revenue of $82.8 million increased 17% year-over-year and represented 97% of total revenue. Other revenue declined 3% year-over-year and represents maintenance revenue from customers that bought our solutions under our legacy license and maintenance model in the past. We've discontinued license sales in the first quarter of 2020. Our quarterly performance was driven by continued strong demand for our security and data protection solutions among both existing and new partners as our layered security strategy continues to resonate with MSP partners. In particular, both our SaaS private cloud backup and N-able EDR solutions continue to outpace overall revenue growth and have exceeded initial internal expectations. Dollar-based net revenue retention which is calculated on a trailing 12-month basis increased slightly to 110%, up from 109% in the second quarter of 2020. We continue to add new managed devices and see increased adoption of incremental services on our platform, which we believe are the most appropriate indicators for growth and a testament to the effectiveness of our partner-enabled growth model. Trailing 12-month gross revenue retention was 86% in the quarter, up slightly from 85% in the first quarter and in line with the second quarter of 2020. We ended the quarter with 1,647 MSP partners spending over $50,000 of ARR with us, a 32% year-over-year increase. Partner spending over $50,000 of ARR now represent 46% of our total ARR, up from 38% a year ago. International revenue mix outside of the US and Canada was approximately 50% in the second quarter. We saw similar strength in both direct sales and sales via our distributor channel. As a reminder, we partner with distributors for a significant percentage of our international sales. Turning to our profitability and free cash flow metrics, please note that unless otherwise stated, all references to profit measures and expenses are calculated on a non-GAAP basis and exclude the items outlined in the GAAP to non-GAAP reconciliations provided in today's press release. Second quarter gross margin was 86.4% compared to 86.6% last quarter and 87.6% in the second quarter of 2020. Adjusted EBITDA was $28.2 million, representing approximately 33% adjusted EBITDA margin. Unlevered free cash flow was approximately $15 million in the quarter and reflects some transitory cash outlays including elevated capital expenditures for build-outs of offices in four locations to support our operations as a standalone company and other investments related to the spin-off. CapEx was approximately $10 million in the quarter or 12% of revenue and we expect CapEx to remain elevated at about $9 million in both Q3 and Q4 as we complete our office build-outs. We expect CapEx to return to historical levels of approximately 4% of total revenue following the completion of these office build-outs and spin- off related costs. As we enter 2022, we expect adjusted EBITDA conversion to unlever cash flow to be approximately 70%. Note that both adjusted EBITDA and unlevered free cash flow exclude approximately $6 million of spin-off-related costs in the second quarter, representing primarily accounting, legal, advisory and other professional fees. As a reminder, the spin-off was completed on July 19. These one-time spin-off-related costs will continue through the

N-able, Inc. (NABL) Q2 2021 Earnings Call Corrected Transcript 12-Aug-2021 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2021 FactSet CallStreet, LLC third quarter due to the remaining accounting and legal work streams. We expect that they will be significantly last in the third quarter compared to the second quarter and will largely subside by year-end. Non-GAAP EPS in the second quarter was $0.09 based on pre-spin weighted average share count of approximately 158 million. I will now give some comments on our cash position, capitalization and share count post-spin. We ended the second quarter with approximately $50 million in cash. Based on a plan cash bag at the time of spin-off on July 19 our cash position was also approximately $50 million. In conjunction with the spin, we raised a $350 million term loan and an undrawn revolving credit facility of $60 million. Based on current interest rates, we expect annual cash interest expense to be approximately $13 million. Concurrent with the spin-off from SolarWinds, we also completed an issuance of primary shares via a private placement offering to select institutional investors. Proceeds from both the term loan and private placement were distributed to SolarWinds. Following this transaction, our outstanding share count was approximately 179 million, which reflects the 2:1 distribution ratio from SolarWinds as well as approximately 21 million shares issued in our private placement. Now, I'm going to provide our financial outlook for the third quarter and full-year. For the third quarter we expect total revenue of $86.5 million to $87 million, representing 13% to 14% year-over-year growth; and adjusted EBITDA of $27.5 to $28 million, representing an adjusted EBITDA margin of approximately 32%. For the full-year 2021, we are raising total revenue expectations to $343 million to $345 million, representing 13% to 14% year- over-year-growth; and adjusted EBITDA to $109 million to $111 million, representing an adjusted EBITDA margin of approximately 32%. We expect total weighted average diluted shares outstanding of approximately $176 million in the third quarter and approximately $182 million in the fourth quarter. We expect our non-GAAP tax rate to be approximately 25% to 26% for the third quarter and for the full-year. When you think about our revenue growth cadence throughout 2021, recall that the impact of the COVID pandemic was most pronounced in Q2 of 2020 which created a more favorable year-over-year comparison relative to what we will see for the remainder of the year. Additionally, our Q3 and full-year EBITDA forecasts reflects growth investments and our go-to-market motion, partner success and R&D as well as investments in security, standalone public company costs and incremental expenses needed to operate on a standalone basis. Lastly, I want to provide some color on the extent to which we will rely on transition service agreements or TSAs from SolarWinds in the near-term heading into the completion of our spin-off. We believe we have already added nearly all incremental infrastructure and personnel necessary to support independent operations with minimal expected reliance on TSAs. With that said, as a standalone public company, beginning on July 20, our results will include the costs associated with TSAs that we have entered into with SolarWinds. The TSAs are intended to provide N‑able with certain corporate and shared services for a limited period as well as the knowledge sharing and training primarily to ensure smooth operational transitions. We expect to exit the majority of the TSAs by the end of this year. With the coverage services transition to new or existing N‑able employees, all of which is factored into full-year guidance.

N-able, Inc. (NABL) Q2 2021 Earnings Call Corrected Transcript 12-Aug-2021 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2021 FactSet CallStreet, LLC I'll now turn the call back over to John for some closing remarks. ... John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. Thanks, Tim. As we think about the future of N‑able and how we can create more value for our partners, employees and shareholders, we will take a measured build, buy and partner approach to our platform expansion, while targeting the rule of 50. In the near- to medium-term, we are focused on a few key initiatives in investment areas. The first is an international sales where we see opportunities to attract some larger MSPs and plant our flag and new accounts via channel partners. Second, we're investing more in partner success and support to further execute on our retain, land and expand strategy. Third is our investment in product and innovation. We will continue to invest to bring new solutions to market to meet the growing and evolving needs of the SME. Also, when MSPs choose their tech stack, they are increasingly mindful of the willingness and ability of vendors to invest in the security of their products. We're investing more in the security of our platform and our security processes which is just as important to us as performance and extensibility. Finally, I want to conclude by thanking our employees, partners and stakeholders for their trust and their commitment to N‑able. With that, operator, we are ready to take questions. ... QUESTION AND ANSWER SECTION Operator: Of course. [Operator Instructions] Our first question comes from Mike Cikos from Needham. Mike, your line is open. Please go ahead. ... Mike Cikos Analyst, Needham & Co. LLC Q Hey, good morning, guys, and thanks for taking the questions. Congratulations on the beat and raise first quarter out of the gate. I had a question for John. I know in your closing remarks you were talking about some of the near- term investment initiatives. And I thought that's probably a good place to start as people get ramped up on the story here. Can you explain between international the partner success and support and then the R&D innovation, which of these investments we should be looking to near-term versus longer term understanding that these are going to take some time to play out as you guys are putting those investments in place? ... John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. A Yeah, thanks, Mike. Appreciate the time and appreciate the comments and the interest in N-able. And actually your questions are perfectly framed because we do look at our investments in a laddered way. And as I think about the three areas of investment, it actually runs near-term to long – mid-term, I would say, in the order that we presented them. So, we've already begun increasing our level of investment in our international sales and marketing effort. And we've already begun to see some degree of success and return there. So that I expect to be measured in months

N-able, Inc. (NABL) Q2 2021 Earnings Call Corrected Transcript 12-Aug-2021 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2021 FactSet CallStreet, LLC and really starting to show up – really it's been showing up already our international traction I think is outpacing our North American one and we continue that to expand. We think the opportunity there is quite strong in particular in the high end of the market. So that's the shortest return. I often look at investments as like a J-curve and that one has probably the steepest and shortest kind of curve, if you will. The second one, partner success, we've – this is a continuation on our story here. We've always been big on partner success but we're really increasing that investment in and really making sure that we're touching the customer, the MSP, in a way that helps them grow. And we've been investing there. We have a new Chief Customer Officer there. We've brought in a bunch of folks and really new teams to make sure the MSPs are touched right there. So when I go back to the J curve there that's a little bit more medium-term. I expect that one to really start showing up toward the end of this year beginning of next year. And then, lastly, on the technology front, we brought on Mike Adler, who's our new Chief Technology and Product Officer. And Mike's done a great job focusing on what's important making sure that our products are the highest quality, but then also looking at ways that we can bring new solutions to market. And so, as I mentioned in the prepared remarks, we'll have our DNS filtering available this year. We'll have other offerings beginning to line up in the second half – excuse me, in the first half of 2022. But given the nature of our business, the fact that we have all these MSPs, it takes what I refer to as our snowball. So those new products, those new solutions take a little bit of time to accumulate in this subscription recurring revenue model. And so, that J curve will be a little bit of a longer slope and we'll get a return more in the mid-term there. ... Mike Cikos Analyst, Needham & Co. LLC Q That's very helpful and it makes a ton of sense as far for those solutions ramping over time. Thanks for the color there. And then, just one other question if I could, and I'll see the floor, but yeah, I guess a lot of the feedback I've been getting from different clients trying to discern, I guess, the criticality of the core RMM solutions that you guys are bringing to your MSP partners. Can you kind of detail, I guess, that criticality level or the value of that asset to your partners? And maybe to be helpful color as well how many of these MSP partners are operating multiple RMM solutions or is it really that they're going to just one RMM solution? ... John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. A Yeah. Perfect. ... Mike Cikos Analyst, Needham & Co. LLC Q And any color there would be helpful. Yeah. ... John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. A Yeah. I'll start with, well, your second question because it'll help answer your first question. So broadly speaking, an MSP has one RMM in their platform. Why? Because it's really their central nervous system to run their business. We often refer to it internally the RMM as the operating system for the MSP.

N-able, Inc. (NABL) Q2 2021 Earnings Call Corrected Transcript 12-Aug-2021 1-877-FACTSET www.callstreet.com 10 Copyright © 2001-2021 FactSet CallStreet, LLC Mike, it's effectively a fabric that we – that allows the MSP to run all their technical services. So what do I mean? If an MSP is obviously monitoring and managing all of these devices and workstations leveraging the RMM, but then via our platform, think of the platform as this fabric where we're actually plugging in all these different offerings, whether they be monitoring or security. So this allows the MSP to properly patch which, you know, is a fundamental part of any type of good security hygiene. It allows them to deploy efficiently and effectively in a rules-based way, endpoint protection, whether it be traditional AV or an EDR. It allows them to deploy backup in disaster recovery. So, it becomes this conduit in this fabric for the MSP to really do everything they need to do remotely and efficiently. And it's really the secret sauce that led to this industry being what this industry is, allowing these MSPs to: one, create a recurring revenue stream and manage services; and really the RMM is enabling them to do so efficiently and profitably. So it is the core bet. Our technicians – it's effectively a lifeline for these technicians. ... Mike Cikos Analyst, Needham & Co. LLC Q Thanks again. ... Operator: Our next question comes from Edward Maggie from Berenberg. Edward, your line is open. Please go ahead. ... Edward Magi Analyst, Berenberg Capital Markets LLC Q Good morning, guys. Congrats on a great first trade call and spin-off and thanks for taking my question. I'll start here on the security front in the wake of the most recent head lighting breach this past July 4th weekend, can you shed a little light on how conversations may have changed with your MSP partners and if they've shared the ways their conversations with their customers have changed as well. Thanks. ... John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. A Yeah, great question, Edward. And again, appreciate your interest in N-able. So look, what happened to Kaseya is unfortunate. And as a member of the MSP community, we recognize that it's unfortunate. Incidents that appear in the news are really the ones with the bad guys were successful. But there are numerous attacks that happen every day that aren't reported, right. And broadly speaking, what – my guidance to our MSPs, our conversations that we have internally. It's really along three areas and three topic points, right. One is, you need to make sure you're investing in technology security. Security that's really focused – I'm sorry, technology that's focused on the different surface areas along whatever vector that might be in a layered approach, number one. Number two, you need to have dedicated security personnel that's completely dedicated and focused on security initiatives. This is not a shared thing or something that people can do as a side priority or focus. It needs to be a dedicated focus. And third and this is the one that's often I'd say overlooked. You need to really adopt a cybersecurity culture. And look, that's something that we preach internally at N-able and that's something that we preach on to the MSPs.

N-able, Inc. (NABL) Q2 2021 Earnings Call Corrected Transcript 12-Aug-2021 1-877-FACTSET www.callstreet.com 11 Copyright © 2001-2021 FactSet CallStreet, LLC We've been preaching this frankly for a number of years and it resonates. I think the MSPs understand it. The evolution of the story really, it went from an inconvenience maybe back four or five years ago, to now folks on our understanding that it can be an extinction event for a small/medium enterprise. So the MSPs are leading the charge. They're looking to us to help provide the council, the technology in an integrated platform for them to deploy this layered security approach efficiently and profitably. And so, I think it's getting a little bit more attention. I'm glad it's getting a lot more attention. We need to raise the awareness for the SME – for the small/medium enterprise, for the MSPs and really across the industry. ... Edward Magi Analyst, Berenberg Capital Markets LLC Q Great. That's really helpful. And like you guys said, you guys have been preaching the importance of security. Just to follow up here, some competitors have mentioned stronger adoption of some parts of their platform in the wake of the breach. I wanted to get a sense – I know it's quite early, but I wanted to get a sense on how you guys may have seen some sort of demand change or increase in adoption of your RMM tools or any of the riders on it? ... John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. A Yeah, We – Tim and I think touched on it briefly in the prepared remarks. But I'll go into a little bit further detail. We're seeing MSPs taking a little bit more holistic approach across the entire SME estate. And we're also seeing the SME I think that they were understanding the need to invest in this layered security approach. So, what does that mean for us? That means we're seeing backup and disaster recovery, continuity solutions, our backup, our cloud-to-cloud backup offering has gotten significant traction. Endpoint protection continues to outpace our growth. We have our traditional antivirus offering, but we also have our N-able EDR offering. And that I would say is also outpacing our overall growth. So it's top of mind for the MSPs. We have a password management offering that we have. And because for the MSP the surface area is two-fold, right. It's their own environments and we have offerings that we give them like our password management to help them with their own environments, but then it's also the environments of their customers of course. And so, really we're seeing anything to do with security and along the lines of protection anything really in the mixed framework, really right, anything that's along the protection and detection and the ability to recover. We're seeing kind of being more top of mind for both the MSP and the SME. ... Edward Magi Analyst, Berenberg Capital Markets LLC Q Great. Really helpful. Thanks. I'll see the floor and hop back in queue. ... John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. A Great. ... Operator: Our next question comes from Matt Hedberg from RBC Capital Markets. Matt, your line is open. Please go ahead. ... Matthew Hedberg Analyst, RBC Capital Markets LLC Q

N-able, Inc. (NABL) Q2 2021 Earnings Call Corrected Transcript 12-Aug-2021 1-877-FACTSET www.callstreet.com 12 Copyright © 2001-2021 FactSet CallStreet, LLC Oh, great. Thanks, guys. Thanks for taking my questions. John, I just wanted to drill in a little bit on kind of the health of your end markets. What are some of the signs that you're seeing in your business that could point to you an acceleration here? And, I guess, importantly, how do you think about SMEs increasingly leveraging technology that you offer in a post-COVID world where everybody is really going through these digital transformations, it's not just the large enterprises? ... John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. A Yeah. Thanks, Matt and nice to hear from you again. Look, I actually refer to the digital transformation as the digital evolution because for me it is not a beginning and an end. It's a continuation, what COVID did really, it didn't change our thesis. I don't think it actually even changed the thesis of the SME. What it did is, is it effectively accelerated elements of the need for the SME. The difference a couple years ago to today, in SME, it needs to embrace technology on all fronts. I often say, people ask me, is there a focus in the verticals for MSP as well? Yeah, if the SME has a customer, they need IT. And if you don't have a customer you're really not in business, right. So whether it be protecting your own – if you're the SME, if you're protecting your own data, protecting your customers data, helping with the productivity of your staff of your teams, corresponding with your customers, it is the bloodline, it went from a differentiator in the SME market, to absolutely table stakes in any vertical. I can't think of a vertical that doesn't require IT. So with that as a backdrop we're seeing the SMEs adopting SaaS applications, pushing more to the cloud and where they're helping the MSPs with this evolution. And that's our job right. Our mission is to empower these MSPs. Our vision is to enable the digital evolution for the SME. And as more and more of these SMEs are adopting SaaS applications, pushing their workloads to the cloud, pushing more and more to the data of the cloud where they are to make sure the MSPs there to able to do so efficiently and to make sure that all this data is being able to be protected and secured. So we're seeing the SME embracing this on all fronts. I think most notably in the short term we're seeing an uptick as I mentioned with the last call. In security we're also seeing in collaboration in a bunch of different areas. ... Matthew Hedberg Analyst, RBC Capital Markets LLC Q Got it. That's super helpful. Thanks, John. And then, maybe one for Tim. You guys grew 16% in the quarter and being – this being your first, I guess, post-spin call, you guided Q3 and Q4 – or Q3 and the full-year of 13% to 14% growth. Just wanted to get your sort of an idea of what the assumptions that you had an embedded in that guide coming off a really strong quarter just kind of trying to understand what's embedded in that kind of the full- year guide? ... Tim O'Brien Chief Financial Officer & Executive Vice President, N-able, Inc. A Yeah, yeah. Looking back into 2020 from a year-over-year comparison standpoint for Q2, Q2 is the most impacted quarter last year from the COVID pandemic, which is driving I would say a more favorable year-over- year compare. And the other piece of the equation is that in the – any FX tailwind is most pronounced in Q2 from a year-over-year perspective as well more so in the first half of 2021 versus the second half. ... Matthew Hedberg Analyst, RBC Capital Markets LLC Q Got it. Thanks a lot, guys.

N-able, Inc. (NABL) Q2 2021 Earnings Call Corrected Transcript 12-Aug-2021 1-877-FACTSET www.callstreet.com 13 Copyright © 2001-2021 FactSet CallStreet, LLC John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. A Thanks, Matt. ... Operator: [Operator Instructions] Our next question comes from Keith Bachman from the Bank of Montreal. Keith, your line is open. Please go ahead. ... Q Thank you. This is [ph] Adam (00:39:02) on for Keith. So maybe for John, as everyone gets ramped up on the story, I was wondering if you can describe the main differences between N-able and competitors including Datto? And what do you guys have that helped set you apart from those competitors? ... John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. A Sure. Thanks, [indiscernible] (00:39:19). Look, a lot of the difference is in our origins, right. We are – we were born as this remote monitoring and management platform and we cover the entire industry. We cover the low-end in the MSP market. We cover the high-end of the MSP market and that's important because even on the low-end as they grow we grow. So, number one, we cover the entire market; number two, the fact that we're born in RMM, we really focus on where it's the messiest for the MSP. A lot of the competitors talk about a single pane of glass and that's important because of efficiency where we believe that efficiency needs to play in, is being able to integrate all these different operating systems, all these different environments for the SME. The challenge for the MSP is that they're managing 10, 12, 200, 500 different small/medium enterprises with the proliferation of different devices and different network configurations in the SaaS applications. So the challenge there is how you pull this all in – and that's one of the parts of our secret sauce with our integrations with Microsoft via Intune the work that we do with Apple and the Cisco – excuse me – the Apple ability to monitor or manage Apple devices. Our partnership with Cisco, the – giving them the ability to effectively and efficiently manage Cisco types of devices. It allows our MSPs to aggregate all of this in one single screen so they can monitor and manage this stuff efficiently and that's where our focus has been. That coupled with we believe we have the broadest set of security offerings in the market that are integrated with the platform. Again, there's an integrated and platform word again. Why that's important again is, an MSP can deploy endpoint protection can deploy our backup disaster recovery via this one powerful console and so it becomes that effectively our central nervous system for them. So that's where we're focused is how to make it efficient for these MSPs. And when I think about the landscape, I mean, how this world is going to continue to evolve and get more and more complicated, it's in that area. What's going on with cloud? How the environment continues to get more and more proliferated. These networks get more and more challenging. The verticals get a little bit more different. Our job is to help simplify for the MSP. Make sure that they can do so securely and efficiently. And that's where our focus is in. And so, that's where I believe we stack up our head and shoulders above our competitors not given the ability to integrate and blend in all these different technologies and networks and devices.

N-able, Inc. (NABL) Q2 2021 Earnings Call Corrected Transcript 12-Aug-2021 1-877-FACTSET www.callstreet.com 14 Copyright © 2001-2021 FactSet CallStreet, LLC John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. A Okay. Got it. Very helpful. Thank you. ... Operator: We have a follow-up question from Edward Magi from Berenberg. Edward, your line is open. Please go ahead. ... Edward Magi Analyst, Berenberg Capital Markets LLC Q Thanks. I appreciate it. In the prepared remarks, you made note of [indiscernible] (00:42:22) Apple. And you also just made it in the last question as well. We've seen great strength from players in this market this past quarter. Can you just expand on how we can think about N-able's future as you look to tap into this growing Apple device market? ... John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. A Yeah. It's multipronged is what I would say Edward, right. And so we think about the future and where we are pushing and where we believe the growth is for our MSP partners and the challenges for the SMEs. It's along a couple of different lines. One, it's really focusing a lot on cloud monitoring and management, right. More and more workloads are going to the cloud. We need to make sure that we're right there and enabling these MSPs to help monitor. Right now today, we have tens of thousands of Azure instances that were helping MSPs monitor and manage today and that's a new challenge for them. It's a new challenge for monitoring and management. It's also new Challenge for them. A new challenge for monitoring management's also new challenge for security. And so we're pushing and focusing our investment area around cloud monitoring your management number one. Number two, we will continue to look at security solutions. I mentioned DNS filtering. The bad news about security is, it's not one magic pill or solution that makes you secure. You need to employ a layered security approach. And as we think about the future environment as more and more workloads pushed to the cloud, we're taking a look at different ways that we can help MSPs understand the risk and manage the risk, whether it be vulnerability scanning, vulnerability management, and different types of different types of different security tools and offerings along that environment. So that's really the – that's really a lot of our focus area. As it relates to Apple, yeah, this is one of our differentiators. It's not a homogenous network. My guess is, you have an Apple device in a Microsoft laptop that you're working on now, that presents a unique problem for the MSPs. And one of the things that sets us apart is our ability to allow these MSPs to manage a Windows device, a Google device, an Apple device. And I believe the investment that we're making with our mac team and what they're able to do to allow MSPs not only just to monitor and manage mac devices, Apple devices, but also to enable them to secure and if necessary backup some of these devices. So, we're going to continue to push there to get closer because it's very much a hybrid world in a bunch of different fronts. And for the MSP, the small/medium enterprise is looking for the MSP to manage all of it, right. They're the single next to choke so to speak for these small/medium enterprises. Doesn't matter if it's an Apple device, a Windows device, a Linux box, their job is to monitor it, manage it, and secure it and that's where we stand. And that's where we'll continue to invest on all the different operating systems to make sure that we can be there to help them in this kind of hybrid proliferated world. ...

N-able, Inc. (NABL) Q2 2021 Earnings Call Corrected Transcript 12-Aug-2021 1-877-FACTSET www.callstreet.com 15 Copyright © 2001-2021 FactSet CallStreet, LLC Edward Magi Analyst, Berenberg Capital Markets LLC Q Great. Thanks. It's helpful. You're right on with the Apple phone and Microsoft powered laptop. Nothing further on that, I appreciate for taking the question. ... John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. A Thanks, Ed. ... Operator: We have no further questions. So, thank you, everyone, for joining. You may now disconnect your lines and have a lovely day. ... John Pagliuca President, Chief Executive Officer & Director, N-able, Inc. Thank you, all. ... Tim O'Brien Chief Financial Officer & Executive Vice President, N-able, Inc. Thank you. Disclaimer The information herein is based on sources we believe to be reliable but is not guaranteed by us and does not purport to be a complete or error -free statement or summary of the available data. As such, we do not warrant, endorse or guarantee the completeness, accuracy, integrity, or timeliness of the information. Y ou must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. This report is published solely for information purposes, and is not to be construed as financial or other advice or as an offer to sell or the solicitation of an offer to buy any security in any state where such an offer or solicitation would be i llegal. Any information expressed herein on this date is subject to change without notice. Any opinions or assertions contained in this information do not represent the opinions or beliefs of FactSet CallStreet, LLC. FactSet CallStreet, LLC, or one or more of its employees, including the writer of this report, may have a position in any of the securities discussed herein. THE INFORMATION PROVIDED TO YOU HEREUNDER IS PROVIDED "AS IS," AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, FactSet CallStree t, LLC AND ITS LICENSORS, BUSINESS ASSOCIATES AND SUPPLIERS DISCLAIM ALL WARRANTIES WITH RESPECT TO THE SAME, EXPRESS, IMPLIED AND STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY, COMPLETENESS, AND NON -INFRINGEMENT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER FACTSET CALLSTREET, LLC NOR ITS OFFICERS, MEMBERS, DIRECTORS, PARTNERS, AFFILIATES, BUSINESS ASSOCIATES, LICENSORS OR SUPPLIERS WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS OR RE VENUES, GOODWILL, WORK STOPPAGE, SECURITY BREACHES, VIRUSES, COMPUTER FAILURE OR MALFUNCTION, USE, DATA OR OTHER INTANGIBLE LOSSES OR COMMERCIAL DAMAGES, EVEN IF ANY OF SUCH PARTIES IS ADVISED OF THE POSSIBILITY OF SUCH LOSSES, ARISING UNDER OR IN CONNECTION WITH THE INFORMATION PROVIDED HEREIN OR ANY OTHER SUBJECT MATTER HEREOF. The contents and appearance of this report are Copyrighted FactSet CallStreet, LLC 2021 CallStreet and FactSet CallStreet, LLC are trademarks and service marks of FactSet CallStreet, LLC. All other trademarks mentioned are trademarks of their respective companies. All rights reserved.